BANK OF AMERICA

AMENDMENT NO. 2 TO LOAN AGREEMENT

This Amendment No. 2 to Loan Agreement (the "Amendment") dated as of March 3, 2023, is between Bank of America, N.A. (the "Bank") and Lakeland Industries, Inc., a Delaware corporation (the "Borrower").

RECITALS

A. The Bank and the Borrower entered into a certain Loan Agreement dated as of June 25, 2020, as amended by that certain Amendment No. 1 to Loan Agreement dated as of June 18, 2021 (together with any previous amendments, the "Agreement").

B. The Bank and the Borrower desire to amend the Agreement. This Amendment shall be effective on March 3, 2023, subject to any conditions stated in this Amendment.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2. Amendments. The Agreement is hereby amended as follows:

2.1 Paragraph 2.5 is hereby amended to read in its entirety as follows:

"2.5 "Interest Rate.

(a) The interest rate is a rate per year equal to the sum of (i) the greater of Daily SOFR or the Index Floor, plus (ii) one and a quarter percentage points. For the purposes of this paragraph, "Index Floor" means one percent.

(b) Daily SOFR is a fluctuating rate of interest which can change on each banking day. "Daily SOFR" means the rate per annum equal to SOFR determined for any day pursuant to the definition thereof plus the SOFR Adjustment. Any change in Daily SOFR shall be effective from and including the date of such change without further notice. At any time Daily SOFR is less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. For purposes of this paragraph only:

(i) "SOFR" means, for each day any Daily SOFR Portion is outstanding, the Secured Overnight Financing Rate published on such date by the SOFR Administrator on the Federal Reserve Bank of New York's website (or any successor source); provided however that if such determination date is not a U.S. Government Securities Business Day, then SOFR means such rate that applied on the first U.S. Government Securities Business Day immediately prior thereto.

(ii) "SOFR Adjustment" means with respect to Daily SOFR, 0.11448% per annum.

(iii) "SOFR Administrator" means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other person acting as the SOFR Administrator at such time.

(iv) "U.S. Government Securities Business Day" means any banking day, except any banking day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable."

2.2 Paragraph 2.9 is hereby added to read as follows:

"2.9 Successor Rate.

If at any time an interest rate index provided for in this Agreement (a "Reference Rate") is not available at such time for any reason or the Bank makes the determination to incorporate or adopt a new interest rate index to replace such Reference Rate in credit agreements, then the Bank may replace such Reference Rate with an alternate interest rate index and adjustment, if applicable, as reasonably selected by the Bank, giving due consideration to any evolving or then existing conventions for such interest rate index and adjustment (any such successor interest rate index, as adjusted, the "Successor Rate"). In connection with the implementation of any Successor Rate, the Bank will have the right, from time to time, in good faith to make any conforming, technical, administrative or operational changes to this Agreement as may be appropriate to reflect the adoption and administration thereof and, notwithstanding anything to the contrary herein or in any other loan document, any amendments to this Agreement implementing such conforming changes will become effective upon notice to the Borrower without any further action or consent of the other parties hereto. If at any time any Successor Rate is less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding the foregoing, any conforming, technical, administrative or operational changes described in this Section 2.9 and the Successor Rate shall be substantially consistent with other changes and the Successor Rate made with Bank's similarly-situated Borrowers "

2.3 Paragraph 4.8 is hereby amended to read in its entirely as follows below:

"4.8 Intentionally Deleted."

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, (e) the information included in the Beneficial Ownership Certification most recently provided to the Bank, if applicable, is true and correct in all respects, and (f) as of the date of this Amendment and throughout the term of the Agreement, no Borrower or Guarantor, if any, is (1) an employee benefit plan subject to Title I of the

Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the "Code"); (3) an entity deemed to hold "plan assets" of any such plans or accounts for purposes of ERISA or the Code; or (4) a "governmental plan" within the meaning of ERISA.

4. Conditions. The effectiveness of this Amendment is conditioned upon the Bank's receipt of the following items, in form and content acceptable to the Bank:

4.1 A fully executed counterpart of this Amendment from the Borrower and each guarantor and/or collateral pledgor (collectively, a "Credit Support Provider") in form satisfactory to the Bank.

4.2 KYC Information.

(a) Upon the request of the Bank, the Borrower shall have provided to the Bank, and the Bank shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable "know your customer" and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act.

(b) If the Borrower qualifies as a "legal entity customer" under the Beneficial Ownership Regulation, it shall have provided a Beneficial Ownership Certification to the Bank if so requested.

4.3 If the Borrower or any Credit Support Provider is anything other than a natural person, evidence that the execution, delivery and performance by the Borrower and/or such Credit Support Provider of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

4.5 Payment by the Borrower of all costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this Amendment.

5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, shall remain in full force and effect. In the event the terms of this Amendment conflict with the terms of the Agreement or any other document executed in connection with the Agreement, the terms of this Amendment will control.

6. Electronic Records and Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a "Communication"), including Communications required to be in writing, may, if agreed by the Bank, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Borrower agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Bank. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record ("Electronic Copy"), which shall be deemed created in the ordinary course of the Bank's business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Bank is under no obligation to

accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, "Electronic Record" and "Electronic Signature" shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[SIGNATURES ON FOLLOWING PAGE]

The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

Bank:

Bank of America, N.A.

By: Andy Martin, SVP

Name: Andy Martin

Its: Senior Vice President

Borrower:

Lakeland Industries, Inc., a Delaware corporation

By: Allen Dillard (Seal)

Allen E. Dillard, Chief Operating Officer

CONSENT AND REAFFIRMATION
OF PLEDGOR

The undersigned (the "Credit Support Provider") is a pledgor of collateral for, the Borrower's obligations to the Bank under the Agreement. The Credit Support Provider hereby (i) acknowledges and consents to the foregoing Amendment, (ii) reaffirms its obligations under any agreement under which it has granted to the Bank a lien or security interest in any of its real or personal property, and (iii) confirms that such agreements, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, remain in full force and effect, without defense, offset, or counterclaim. (Capitalized terms used herein shall have the meanings specified in the foregoing Amendment.)

Although the undersigned has been informed of the terms of the Amendment, the undersigned understands and agrees that the Bank has no duty to so notify it or any other pledgor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Dated as of March 3 ____, 2023.

Credit Support Provider:

Lakeland Industries, Inc.

By: ________________ (Seal)
Allen E. Dillard, Chief Operating Officer